FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
23. FINANCIAL INSTRUMENTS

As discussed in note 2, in respect of the Combined Entity and Dropdown Predecessor, earnings for the years ended December 31, 2012 and 2011 include an allocation of Golar’s mark-to-market adjustments for interest rate swap and foreign currency swap derivatives and related foreign exchange gains and losses, captured within "other financial items, net" (see note 7). These amounts have been accounted for as an equity contribution.

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. we have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. Certain interest rate swap agreements qualify and are designated, for accounting purposes, as cash flow hedges. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. We hedge account for certain of our interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings, within interest expense, in the same period as the hedged items affect earnings.

We have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

	Notional Amount
Instrument (in thousands of $)	December 31, 2013		Maturity Dates			Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	1,224,800	(1)	2014	to	2020	0.92%	to	6.49%
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(1) This includes the nominal value of the cross currency interest rate swap of $227.2 million described below.

As of December 31, 2012, our interest rate swaps had a total notional amount of $759.6 million with maturity dates between 2013 and 2018, and fixed interest rates ranging from 0.92% to 6.49%.

During the year ended December 31, 2013, we entered into new interest rate swaps with a notional value of $422.5 million. In addition, in connection with the acquisition of the Golar Maria in February 2013, we assumed Golar Maria's bank debt and the related interest rate swap with a notional value of $50 million. Interest rate swaps with a notional value of $100 million expired during the year ended December 31, 2013.

As of December 31, 2013 and 2012 the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $1,224.8 million and $759.6 million, respectively.

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2013	2012	2011	2013	2012	2011
Interest rate swaps	Other financial items, net	775	—	—	1,015	(409)	(412)

The effect of cash flow hedging relationships relating to interest rate swap agreements excluding the cross currency interest rate swap on the other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2013	2012	2011
Interest rate swaps	5,515	1,113	934

As of December 31, 2013, our accumulated other comprehensive income included $1.6 million of unrealized gains on interest rate swap agreements excluding the cross currency interest rate swap designated as cash flow hedges.

As of December 31, 2013, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

Foreign currency risk

For the periods reported, the majority of the vessels’ gross earnings were receivable in U.S. dollars and the majority of our transactions, assets and liabilities were denominated in U.S. dollars, our functional currency. However, we incur expenditures in other currencies. Our capital lease obligation and related restricted cash deposit are denominated in British Pounds. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

A net foreign exchange gain of $2.3 million, gain of $1.6 million and loss of $1.2 million arose in the years ended December 31, 2013, 2012 and 2011, respectively. The net foreign exchange gain of $2.3 million arose in the year ended December 31, 2013 as a result of the $7.1 million gain (2012: $5.6 million loss) on the retranslation of our capital lease obligations and the cash deposits securing those obligations offset by the $4.8 million loss (2012: $7.2 million gain) on the mark-to-market valuation on the Golar Winter currency swap. This swap was terminated and cash settled in June 2013 in connection with the termination of the Golar Winter lease. Further foreign exchange gains or losses will arise over time in relation to our remaining capital lease obligation as a result of exchange rate movements. Gains or losses will only be realized to the extent that monies are, or are required to be withdrawn or paid into the deposit securing our capital lease obligation or if the remaining lease is terminated.

We entered into the Golar Winter currency swap in connection with the lease arrangement in respect of the Golar Winter, the obligation in respect of which was denominated in GBP. In this transaction the restricted cash deposit, which secured the letter of credit given to the lessor to secure part of Golar’s obligations to the lessor, was much less than the obligation and therefore, unlike the Methane Princess Lease, did not provide a natural hedge. In order therefore, to hedge this exposure, we entered into a currency swap with a bank, who was also the lessor, to exchange GBP payment obligations into U.S. dollar payment obligations. The swap hedged the full amount of the GBP lease obligation. In June 2013, in connection with the termination of the lease financing arrangement in respect of the Golar Winter, the associated Golar Winter currency swap was also terminated.

As described in note 20, in October 2012, we issued Norwegian Kroner (NOK) denominated senior unsecured bonds. In order to hedge our exposure, we entered into a currency swap to exchange NOK payment obligations into U.S. dollar payment obligations as set out in the table below. The swap hedges the full amount of the NOK obligation. We have designated the currency swap as a cash flow hedge. Accordingly, the net gain (2012: loss) has been reported in a separate component of accumulated other comprehensive income to the extent the hedge is effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged item affects earnings. As of December 31, 2013, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

As of December 31, 2013 and 2012, we have foreign currency forward contracts as summarized below:

		Notional Amount			Average forward
Instrument (in thousands)		Receiving in foreign currency	Pay in USD	Maturity Date	rate USD foreign currency
Currency rate swaps:
Norwegian Kroner	(1)	1,300,000	227,193	2017	5.722
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(1) This pertains to the cross currency interest rate swap described below.

As of December 31, 2012, in addition to the foreign currency forward contract above, we had a currency swap relating to the Golar Winter lease (as described above). This swap had a notional amount of GBP 58.1 million (equivalent to $106.8 million), matures in 2032 and had an average forward rate of 1.838.

Cross currency interest rate swap

As described in note 20, we issued NOK denominated senior unsecured bonds. In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge. Accordingly, the net loss recognized in accumulated other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2013	2012	2011
Cross currency interest rate swap	1,080	(5,063)	—

As of December 31, 2013, our accumulated other comprehensive income included $4.0 million of unrealized losses on the cross currency interest rate swap designated as a cash flow hedge. There has been no ineffectiveness in any of the years presented.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and estimated fair value of our financial instruments at December 31, 2013 and 2012 are as follows:

(in thousands of $)	Fair Value Hierarchy(1)	2013 Carrying Value	2013 Fair Value	2012 Carrying Value	2012 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	103,100	103,100	66,327	66,327
Restricted cash and short-term investments	Level 1	170,176	170,176	221,423	221,423
High-yield bonds(1)	Level 1	214,100	221,166	233,804	234,708
Long-term debt—floating(2)	Level 2	675,371	675,371	505,668	505,668
Obligations under capital leases(2)	Level 2	159,008	159,008	412,371	412,371
Derivatives:
Interest rate swaps asset(3)(4)	Level 2	5,335	5,335	—	—
Cross currency interest rate swap asset(3)(5)	Level 2	—	—	1,819	1,819
Interest rate swaps liability(3)(4)	Level 2	15,119	15,119	24,991	24,991
Cross currency interest rate swap liability(3)(5)	Level 2	16,804	16,804	—	—
Foreign currency swaps liability(3)	Level 2	—	—	20,527	20,527
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(1)
This pertains to high-yield bonds with a carrying value of $214.1 million as of December 31, 2013 which is included under long-term debt on the balance sheet. The fair value of the high-yield bonds as of December 31, 2013 was $221.2 million (2012: $234.7 million), which represents 103.3% (2012: 100.5%) of its face value.

(2)	Our debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets.

(3)	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(4)
The fair value/carrying value of interest rate swap agreements (excluding the cross currency interest rate swap described in footnote 5) that qualify and are designated as cash flow hedges as of December 31, 2013 and 2012 was $3.5 million (with a notional amount of $287.1 million) and $7.7 million (with a notional amount of $239.6 million), respectively. The expected maturity of these interest rate agreements is from June 2014 to March 2018.

(5)
We issued NOK denominated senior unsecured bonds. In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge. As of December 31, 2013 and 2012, the following are the details on the cross currency interest rate swap:

Instrument (in thousands)	Notional amount		Maturity date	Rate	Fair value asset/(liability)
	In NOK	In USD
Cross currency interest rate swap	1,300,000	227,193	Oct 2017	6.485%	(16,804)

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivables, accounts payables and accrued liabilities approximate fair values because of the short maturity of those instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

The estimated fair value of our high yield bonds is based on the quoted market price as of the balance sheet date.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair values of long-term lease obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates, which are reset on a quarterly basis.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 7).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the right to discharge all or a portion of amounts owed to counterparty by offsetting them against amounts that the counterparty owes to us. Despite the master netting arrangements in place, as of December 31, 2013, the interest rate swap assets cannot be offset against the interest rate swap liabilities as these are with different counterparties.

The cross currency interest rate swap has a credit support arrangement that require us to provide cash collateral in the event that the market valuation drops below a certain level. Valuations are currently above these levels and there is no cash collateral that has been provided in the period.

The fair value measurement of a liability must reflect the non-performance risk of the entity. Therefore, the impact of our credit-worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Concentrations of risk

The maximum exposure to credit risk is the carrying value of cash and cash equivalents, restricted cash and short-term investments, trade accounts receivable, other receivables and amounts due from related parties. There is a concentration of credit risk with respect to cash and cash equivalents, restricted cash and short-term investments to the extent that substantially all of the amounts are carried with Nordea Bank Finland Plc, Lloyds TSB Bank plc, Citibank, DNB Bank ASA, Santander UK plc, Sumitomo Mitsui Banking Corporation and Standard Chartered PLC. However, we believe this risk is remote.

During the year ended December 31, 2013, six customers accounted for all of our revenues. These revenues and associated accounts receivable are derived from two time charters with BG Group plc, one time charter with Pertamina, one time charter with DUSUP, two time charters with Petrobras, one time charter with PTNR and one time charter with Eni S.p.A. Pertamina is a state enterprise of the Republic of Indonesia. Credit risk is mitigated by the long-term contract with Pertamina being on a ship-or-pay basis, such that, our vessel hire charges are paid by the Trustee and Paying Agent from the immediate sale proceeds of the delivered gas. The Trustee must pay us, as the ship owner, before Pertamina. Further, the gas sales contracts are with the Chinese Petroleum Corporation. We consider the credit risk of BG Group plc, Petrobras, DUSUP, PTNR, Pertamina and Eni S.p.A to be low.

During the years ended December 31, 2013, 2012 and 2011, Petrobras accounted for more than 25% of gross revenue (see note 6). Details of revenues derived from each customer for the years ended December 31, 2013, 2012 and 2011 are found in note 6.